EXHIBIT 10.02

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

SUPPLEMENTARY AGREEMENT
to Employment Contract No. 9 dated February 8, 2018

Almaty                                            January 5, 2025

Life Insurance Company “Freedom Life” JSC (Certificate of state registration of a legal entity No. 7931-1910-01-AO, issued by the Division of Justice of Bostandyk District of the Department of Justice of Almaty city on September 4, 2014, BIN 140940003807), located at the address: 77/7 Al-Farabi Ave., Almaty, hereinafter referred to as the “Employer” or the “Company”, represented by the Acting Chairman of the Management Board under Order No. 648-P dated December 30, 2024 A.A. Mukhtybayeva, acting on the basis of the Charter and legislation of the Republic of Kazakhstan, on the one part, and AZAMAT DZHANSULTANOVICH YERDESSOV, ID Card No. [***], issued on [***] by [***], IIN [***], hereinafter referred to as the “Employee” on the other part and jointly referred to as “Parties”, have entered into this Supplementary Agreement (hereinafter referred to as the “Agreement”) to Employment Contract No. 9 dated February 8, 2018 (hereinafter referred to as the “Contract”) as follows:

1.Annex No. 1 to the Contract shall be amended and restated in its entirety to read as provided in Annex No. 1 to this Agreement.
2.All other terms of the Contract not affected by this Agreement shall remain unaffected.
3.This Agreement shall enter into force on January 5, 2025.
4.This Agreement is made in two original copies, each having equal legal force, one for each Party.

SIGNATURES OF THE PARTIES

Employer: Life Insurance Company “Freedom Life” JSC Republic of Kazakhstan 77/7 Al-Farabi Ave., Almaty BIN 140940003807 JSC “Freedom Bank Kazakhstan” BIC KSNVKZKA KBE 15	Employee: AZAMAT DZHANSULTANOVICH YERDESSOV ID Card No. [***] Issued on [***] by [***] IIN: [***] Residential address: [***]
Acting Chairman of the Management Board /signed/ A.A. Mukhtybayeva A.A. Mukhtybayeva (seal)	/signed/ Employee’s Signature

Annex No. 1
to the Supplementary Agreement dated January 5, 2025
to Employment Contract No. 9 dated February 8, 2018

January 5, 2025

1.The Employee shall be paid the following remuneration:

1) Base salary in the amount of 22,500,000 (twenty-two million five hundred thousand tenge 00 tiyn)
2) Allowance in the amount of 7,500,000 (seven million five hundred thousand tenge 00 tiyn).

2.The allowance shall be paid in accordance with the procedure, terms and conditions provided by the Regulation on Remuneration and Rest of Employees of LIC “Freedom Life” JSC.
3.This Annex, drawn up in two copies having equal legal force, one for each of the parties, shall be an integral part of Employment Contract No. 9 dated February 8, 2018.
4.This Annex shall enter into force on January 5, 2025.

Signatures of the Parties

Acting Chairman of the Management Board /signed/ A.A. Mukhtybayeva A.A. Mukhtybayeva (seal)	AZAMAT DZHANSULTANOVICH YERDESSOV Full name of the Employee /signed/

Hereby, I, __________________________________________ (full name of the Employee), confirm receipt of a copy of Annex No. 1 to the Supplementary Agreement dated January 5, 2025 to Employment Contract No. 9 dated February 8, 2018.

__________ (date) /signed/ (signature)